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                                  [SPECIMEN]

- ------------                                                     ---------------
 No. 12442                          [LOGO]                        -9999999.999-
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                          ACCLAIM ENTERTAINMENT, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                         AUTHORIZED 101,000,000 SHARES
            100,000,000 COMMON SHARES, PAR VALUE $0.02 PER SHARE
            1,000,000 PERFERRED SHARES, PAR VALUE $0.01 PER SHARE

                                                 ----------------------
                                                  CUSIP  004325  20  5
                                                 ----------------------

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                             AND FOR INFORMATION REGARDING
                                             AUTHORITY TO ISSUE PREFERRED SHARES

This Certifies That

     *** Company name test line *** XXX  XXX  XXX  XXX  XXX  XXX  XXX
     XXX  XXX  XXX  XXX  XXX  XXX  XXX  XXX  XXX *** Second line of compa is the owner of ***NINE MILLION NINE HUNDRED NINETY-NINE THOUSAND NINE HUNDRED
                NINETY-NINE and NINE HUNDRED NINETY-NINE one thousandths***

FULLY PAID AND NONASSESSABLE COMMON SHARES, PAR VALUE $0.02 PER SHARE, OF

                          ACCLAIM ENTERTAINMENT, INC.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation, to all of which the holder by acceptance hereby assents.

    IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in facsimile by its duly authorized officers and sealed with the facsimile seal of the Company.

    This Certificate is not valid unless duly countersigned by the Transfer
Agent.

Dated:  06/08/1995

/s/ James Scoropski           [SEAL]               /s/ Gregory E. Fischbach
SECRETARY/TREASURER                                CO-CHAIRMAN OF THE BOARD


COUNTERSIGNED:
   AMERICAN SECURITIES TRANSFER, INC.
          P.O. Box 1596
     Denver, Colorado 80201

By _________________________________________
      Transfer Agent Authorized Signature

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                                  [SPECIMEN]

                          ACCLAIM ENTERTAINMENT, INC.
                  TRANSFER FEE: $10.00 PER CERTIFICATE ISSUED

The Company is authorized to issue shares of more than one class, namely, 100,000,000 shares of Common Stock, par value $0.02 per share, and 1,000,000 shares of Preferred Stock, par value $0.01 per share; 200,000 shares of such Preferred Stock have been designated Series A Preferred Stock, stated value $10 per share. Pursuant to Section 151(f) of the General Corporation Law of the State of Delaware, the Company will furnish to any stockholder upon request (addressed to the attention of the Secretary of the Company) and without charge a full statement of the powers, designations, preferences and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

________________________________________________________________________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM--as tenants in common        UNIF GIFT MIN ACT--......Custodian.......
                                                          (Cust)         (Minor)
  TEN ENT--as tenants by the entireties         under Uniform Gifts to Minors

  JT TEN --as joint tenants with right of                Act...................
           survivorship and not as tenants                         (State)
           in common

Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________

  For Value Received, ____________hereby sell(s), assign(s) and transfer(s) unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________  __________________________________

________________________________________________________________________________
             (Please print or typewrite name and address including
                         postal zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of Common Stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated__________________________
                                   X____________________________________________

                                   X____________________________________________

Signature(s) Guaranteed:           NOTICE: The signature(s) to this assignment
                                   must correspond with the name(s) as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.
By_______________________________

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.